WINDTREE THERAPEUTICS™



Investor Conference Call
AEROSURF® Phase 2b Update
June 29, 2017

OTCQB:WINT

Forward-looking Statement

To the extent that statements in this presentation are not strictly historical, including statements about the Company's clinical development programs, business strategy, outlook, objectives, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company's product development activities, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are further described in the Company's periodic filings with the Securities and Exchange Commission (SEC), including the most recent reports on Forms 10-K, 8-K and 10-Q, and any amendments thereto ("Company Filings")

Under no circumstances shall this presentation be construed as an offer to sell or as a solicitation of an offer to buy any of the Company's securities. In addition, the information presented in this deck is qualified in its entirety by the Company Filings. The reader should refer to the Company Filings for a fuller discussion of the matters presented here.

AEROSURF® Phase 2 Program Components

Study / Activity	Rationale / Objective	Status
Phase 2a	Initial safety & tolerability (29-34 wk gestational age (GA))	Completed
2a Expansion	Extending the dose range in 29-34 wk GA	Completed
Phase 2a	Safety and tolerability in 26-28 wk GA	Completed
Phase 2b	28 – 32 wk GA - Dose and evidence of clinical effect	Completed
Other Studies:		
Observational Study	Understand treatments and outcomes for our target population	>2000 pts data collection complete
Lung Deposition Study	Assess inhaled surfactant distribution in non-human primate lungs	Data presented
Other Activities:		
Device Development	Design verification, validation and clinical experience with next generation, phase 3 and commercial device	On Track for 2H 2017
FDA Interaction	Confirm strategic direction and operational approach	Successful April '16 Meeting and subsequent Fast Track Designation

AEROSURF® Phase 2b
in Premature Infants 28-32 Week GA

AEROSURF® Phase 2b Study (28 to 32 wk GA)

Trial Objectives

- Evaluate safety and tolerability
- Demonstrate efficacy
- Determine effect size for phase 3 planning
- Dose(s) selection for phase 3 (or additional phase 2 confirmation)
- Evaluate performance of our phase 2 prototype device

AEROSURF® Phase 2b Study (28 to 32 wk GA)

Trial Design

- 3 dose groups:
  - ✓25 minute (40 mg/kg) (with up to 2 repeat doses)
  - ✓50 minute doses (80 mg/kg) (with up to 2 repeat doses)
  - ✓Control (nCPAP alone)
- Primary endpoint: nCPAP failure (defined as the need for intubation and delayed surfactant)
- Up to 240 patients (up to 80 per group) total
- Treatment assignment was blinded
- Studied in premature infants 28 to 32 wk GA with RDS
  - 28 week GA added Dec 2016 after internal evaluation and independent Steering Committee consultation

AEROSURF® Phase 2b Study (28 to 32 wk GA)

221 Patients Enrolled

50 sites participated:

• US	19
• Canada	4
• Poland	8
• Netherlands	1
• Hungary	6
• Ireland	2
• Chile	7
• Colombia	3


% of Enrollment
41%
34%
25%
North America
LATAM
EU

AEROSURF® Phase 2b Clinical Highlights

- The planned top line analysis of the primary endpoint did not show a treatment effect
- Excluding the impact of treatment interruptions, the 50 minute dose achieved a positive treatment effect on the upside of our target and replicates the results in our 2a study (executed in the U.S. in similar gestational age infants)
- The safety profile remains similar to control (nCPAP alone)
- Additional Learnings:
  - Time and consistency of dosing are important factors when delivering aerosolized surfactants. Faster time to treatment and more timely repeat dosing may enhance treatment effect
  - For AEROSURF patients who experienced nCPAP failure, the time on mechanical ventilation and supplemental oxygen as well as level of required oxygen support appear to be lower compared to control patients who experienced nCPAP failure

Incidence of nCPAP Failure at 72 Hours

mITT, All Patients receiving Study Treatment



50%
40%
30%
20%
10%
0%
44%
44%
44%
nCPAP Only
(N=71)
40 mg/kg
(25 min)
(N=71)
80 mg/kg
(50 min)
(N=72)

WINDTREE THERAPEUTICS

Time to nCPAP Failure (from birth)

mITT, All Patients receiving Study Treatment



Aerosurf
Protocol 03-CL-1202
Windtree Therapeutics,Inc.
Date 06/24/2017
Time until Intubation
Modified Intent-to-Treat Population
Subjects not Intubated (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.00
12.0
24.0
36.0
48.0
60.0
72.0
Hours from Birth
40 mg/kg (25 min) (N=71)
80 mg/kg (50 min) (N=72)
Control (N=71)

WINDTREE THERAPEUTICS

Treatment Interruption Overview

- Treatment interruptions occur after aerosol delivery begins and is then stopped prior to completion of the specified time/dose
- Phase 2a Study - Open Label (80 patients)
  - Only ~5% of doses were interrupted and did not impact results
- Phase 2b - Blinded study (221 patients)
  - We found treatment interruptions were primarily due to disposable cartridge filters with a higher tendency to clog and these occurred in about 23% of active enrollments
  - Occurred more often in the longer 50 minute dose group
  - Occurred more often earlier in the study and in limited lots in specific geographies

Disposable aerosol generator cartridges



- KL4 surfactant loaded into syringe/syringe pump.
- KL4 surfactant pumped under high pressure to deliver to heated capillary with very small orifice.
- Small filter between syringe and capillary.

WINDTREE THERAPEUTICS

Clinical Management of Treatment Interruptions

1. Confirmed this was a non-safety related issue
   - Device worked as designed to shut down treatment upon sensing back pressure due to clogged filter (which occurs at the machine and does not affect the patient)
   - Data Safety Monitoring Board (and Steering Committee) reviewed
2. With Battelle, our device development partner, we identified the root cause (a specific batch of filters with a higher tendency to clog)
3. We remained blinded to any potential effect and implemented training and guidance to mitigate the issue at the sites
   - Implemented protocol clarification with supplemental dosing guidance to achieve minimum 90% of target dose for 50 minute treatment.
   - communicated to sites to use devices sourced with a different batch of filters (when available) for 50 minute (80 mg) treatment
4. It was believed that with dosing guidance to ensure complete dosing, there would be minimal effect on the results. In examining the 2b results, the filter-related interruptions and the corrective actions appear to have had an impact
5. This issue is believed to be corrected (and recently verified) in our current NextGen (Phase 3 / Commercial) system completing validation

nCPAP Failure Rate Over Time by Treatment Group


Percent of Subjects who Failed by Treatment
by Study Enrollment
Percent of Subjects who Failed
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
10
20
30
40
50
60
70
80
nCPAP
40 mg/kg (25 min)
80 mg/kg (50 min)

80 mg/kg (50 min) Treatment Interruptions and nCPAP Failures Over Time


Treatment Interruption Rate:
Percentage of Enrollments with Treatment Interruption
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3/21/2016
5/10/2016
6/29/2016
8/18/2016
10/7/2016
11/26/2016
1/15/2017
3/6/2017
4/25/2017
6/14/2017
50 minute interruption rate
50 minute intubation rate

WINDTREE THERAPEUTICS

Time to nCPAP Failure (from birth)
mITT Without Treatment Interruptions


Aerosurf
Protocol 03-CL-1202
Windtree Therapeutics,Inc.
Date 06/27/2017
Time until Intubation
Modified Intent-to-Treat Population Without Device Related Interruptions
Subjects not Intubated (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.00
12.0
24.0
36.0
48.0
60.0
72.0
Hours from Birth
40 mg/kg (25 min) (N=65)
80 mg/kg (50 min) (N=45)
Control (N=71)

WINDTREE THERAPEUTICS

Incidence of nCPAP Failure

mITT Without Treatment Interruptions



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
44%
46%
31%
nCPAP Only
(N=71)
40 mg/kg
(25 min)
(N=65)
80 mg/kg
(50 min)
(N=45)

AEROSURF® treated patients in the 50 min dose group without treatment interruptions experienced a 13% absolute reduction or a 30% relative reduction in nCPAP failure compared to control

WINDTREE THERAPEUTICS

Incidence of nCPAP Failure Across the Two Highest Enrolling Countries (*mITT*)

Higher treatment interruptions
(higher impaired filter lots)



Poland
70%
60%
50%
40%
30%
20%
10%
0%
33%
35%
62%
21
23
21
nCPAP Only
40 mg/kg (25 min)
80 mg/kg (50 min)

Poland		interrupted			not interrupted		
Group	total	fail	total		fail	total	
80	**21**	**11**	**13**	**85%**	**2**	**8**	**25%**
40	23	2	3	67%	6	20	30%

Lower treatment interruptions
(no impaired filter lots)



US
60%
50%
40%
30%
20%
10%
0%
38%
50%
17%
21
20
23
nCPAP Only
40 mg/kg (25 min)
80 mg/kg (50 min)

AEROSURF® treated patients in **the 50 min dose** group experienced a 21% absolute reduction or a **56% relative reduction in nCPAP failure compared to control**

WINDTREE THERAPEUTICS

Respiratory Support in Patients Who Failed nCPAP



Respiratory Support Durations
Mean Values by Treatment and Types of Respiratory Support
200
180
160
140
120
100
80
60
40
20
0
Mechanical Ventilation
Supplemental Oxygen
40
80
nCPAP

In patients who failed CPAP and required intubation and mechanical ventilation, AEROSURF treated patients appeared to require shorter duration of mechanical ventilation and time on supplemental oxygen

WINDTREE THERAPEUTICS

Time On Mechanical Ventilation and Supplemental Oxygen



FiO2 While Receiving Mechanical Ventilation
Safety Population
0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
FiO2 Absolute Value
Day 1 - 20:00
Day 2 - 08:00
Day 2 - 20:00
Day 3 - 08:00
Day 3 - 20:00
Day 4 - 08:00
Day 4 - 20:00
Day 5 - 08:00
Day 5 - 20:00
Day 6 - 08:00
Day 6 - 20:00
Day 7 - 08:00
Day 7 - 20:00
Study Day/Time
40 mg/kg (25 min)
80 mg/kg (50 min)
nCPAP Only

WINDTREE THERAPEUTICS

Safety & Tolerability Profile

- The adverse event and serious adverse event profile was similar across the 3 groups
- Complications of prematurity were also similar

	40 mg/kg (25 min)	80 mg/kg (50 min)	nCPAP Only
Acquired Sepsis	13 (19%)	14 (20%)	16 (25%)
Air Leak	7 (10%)	7 (10%)	9 (14%)
Apnea	31 (45%)	24 (34%)	24 (37%)
PVL	1 (1%)	1 (1%)	1 (2%)
PDA	18 (26%)	25 (36%)	22 (34%)
IVH	8 (12%)	9 (13%)	9 (14%)
NEC	2 (3%)	6 (9%)	2 (3%)
ROP	2 (3%)	7 (10%)	6 (9%)
BPD	7 (10%)	8 (11%)	9 (13%)
Alive w/o BPD	83%	79%	75%

- The safety and tolerability profile of AEROSURF treated patients both with and without treatment interruptions was similar

AEROSURF® Phase 2b Summary

- The planned top line analysis of the primary endpoint did not show a treatment effect
- When dosed as intended, the 50 minute dose achieved a positive treatment effect on the upside of our target and replicates the results in our 2a study (executed in the U.S. in similar gestational age infants)
- For AEROSURF patients who experienced nCPAP failure, the time on mechanical ventilation and supplemental oxygen, as well as level of required oxygen support, were lower compared to control patients who experienced nCPAP failure
- AEROSURF's safety and tolerability continues to be similar to nCPAP alone
  - The safety profile may support the clinical pursuit of decreasing time to treatment and faster time for repeat dosing when necessary
- While analysis of data is ongoing, the phase 2b trial has increased our learnings for future development and achieved a number of important clinical objectives for demonstrating high dose treatment effect and the potential to replicate desired results
- In the weeks to come, we will work with regulators to solidify a regulatory and clinical plan to incorporate the new, next generation device (the design of which mitigates the issues we experienced with the prototype device set up) for the next step phase 3 program

Q & A